THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
GENERATIONSTM
FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP
DEFERRED ANNUITY CERTIFICATES
SUPPLEMENT DATED DECEMBER 5, 2002
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
PROSPECTUS PREVIOUSLY SUPPLEMENTED
SEPTEMBER 4, 2001 AND APRIL 2, 2002

          The United States Life Insurance Company in the City of New York ("USL") is amending the Prospectus and its related Statement of Additional Information for the purpose of: i) notification that no new Certificates are available for sale; ii) notification that the address for the home office has changed; and iii) changing the principal underwriter and distributor of the Certificates.

          FIRST, effective immediately, USL is amending the Prospectus for the purpose of notification that no new Certificates are available for sale.

          On page 1 of the Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

This prospectus describes the flexible payment variable and fixed group deferred annuity certificates (the "Certificates") issued by The United States Life Insurance Company in the City of New York ("USL"). USL no longer sells new GenerationsTM Certificates. Your rights as a GenerationsTM Owner, including the right to make additional payments, are not affected by this change.

          SECOND, effective immediately, USL is amending the Prospectus for the purpose of notification that the address for the home office has changed.

          On page 6 of the Prospectus, under "DEFINITIONS", the definition of "Home Office" is deleted in its entirety and replaced with the following:

Home Office - our office at the following address and phone number: The United States Life Insurance Company in the City of New York, 830 Third Avenue, New York, NY 10022; 1-212-709-6000. (You should, however, contact your sales representative or our Administrative Center for all services. Purchase payments should be mailed to the address for payments shown on the first page of this Prospectus.)

          THIRD, effective January 1, 2003, USL is amending the Prospectus and Statement of Additional Information for the purpose of changing the principal underwriter and distributor of the Certificates.

          A)     On page 23 of the Prospectus, under the section titled "Certificate Issuance and Purchase Payments" the first and second sentences in the second paragraph are deleted in their entirety.

          B)     Beginning on page 53 of the Prospectus, the first, second and fifth paragraphs under the section titled "DISTRIBUTION ARRANGEMENTS" are deleted in their entirety and replaced with the following, at the beginning of the section:

USL no longer sells new GenerationsTM Certificates, although we may decide to resume new Certificate sales.

Individuals who may sell the Certificates will be licensed by state insurance authorities as agents of USL. The individuals will also be registered representatives of American General Equity Services Corporation ("AGESC"), the principal underwriter and distributor of the Certificates), or other broker-dealer firms. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation. AGESC and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

AGESC is an affiliate of USL. AGESC's principal business address is #1 Franklin Square, Springfield, Illinois 62713. Before January 1, 2003, American General Securities Incorporated served as principal underwriter and distributor of the Certificates.

USL may pay AGESC for its promotional activities, such as solicitation of selling group agreements between broker-dealers and USL, agent appointments with USL, printing and development of sales literature to be used by USL appointed agents and related marketing support, and related special promotional campaigns. From time to time, AGESC may engage in special promotions where AGESC pays additional compensation to one or more of the broker-dealers that sell the Certificates. None of these distribution expenses results in any additional charges under the Certificates that are not described under "Charges under the Certificates."

          C)     Beginning on page 4 of the Statement of Additional Information, the first three paragraphs under the section titled "PRINCIPAL UNDERWRITER" are deleted in their entirety and replaced with the following:

American General Equity Services Corporation ("AGESC") is the principal underwriter for the Certificates. Before January 1, 2003, American General Securities Incorporated ("AGSI") served in this role. AGESC also serves as principal underwriter to Separate Account USL VL-R of USL. USL Separate Account USL VL-R is also a unit investment trust registered under the Investment Company Act of 1940. AGESC, a Delaware Corporation, is a wholly-owned subsidiary of American General Life Insurance Company ("AGL"), an affiliate of USL. AGESC is also the principal underwriter for AGL's Separate Account A, Separate Account D and Separate Account VL-R. These separate accounts are registered investment companies. AGESC, and formerly AGSI, as the principal underwriters for the Separate Account, have not received any compensation from USL for any of the prior three fiscal years.

          D)     For a period of time after January 1, 2003, we may provide you with confirmations, statements and other reports which contain the name of the former principal underwriter and distributor.